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                                                                   Exhibit 10.12


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                        Dated ____________________ 1995

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                (1)  UNIVERSITIES SUPERANNUATION SCHEME LIMITED

                (2)  ROYAL INSURANCE (U.K.) LIMITED

                (3)  HILL SAMUEL INVESTMENT SERVICES GROUP LIMITED

                (4)  ADVANCED TELECOMMUNICATIONS MODULES LIMITED

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             Counterpart/
                  LICENCE TO SUBUNDERLET

                      re:  first floor office premises at
                             Mount Pleasant House
                                Huntington Road
                                   Cambridge

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                                ALSOP WILKINSON

                                India Buildings
                               Liverpool  L2 0NH

                                 Ref:  PR/IKW

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LICENCE dated and delivered __________________ 1995 BETWEEN the Landlord the
-------                                             -------
Tenant the Undertenant the Subundertenant and the Guarantor (if any) named in the particulars hereunder SUPPLEMENTAL to the Lease and the Underlease specified
                          ------------
in the said particulars WITNESSES as follows:
                        ---------

1.   PARTICULARS
     -----------

     Landlord:                UNIVERSITIES SUPERANUATION SCHEME LIMITED whose
                              -----------------------------------------
                              registered office is at Richmond House Rumford
                              Place Liverpool L3 9FD in whom is now vested the reversion immediately expectant on the determination of the term created by the Lease
                              (and the expression includes the person for the time being entitled thereto)

     Tenant:                  ROYAL INSURANCE (U.K.) LIMITED whose registered
                              ------------------------------
                              office is at New Hall Place Liverpool L69 3EN in whom is now vested the term Created by he Lease being the reversion immediately expectant upon the determination of the term created by the Underlease (and the expression includes the person for the time being entitled to such reversion)

     Undertenant:             HILL SAMUEL INVESTMENT SERVICES GROUP LIMITED
                              ---------------------------------------------
                              whose registered office is at NLA Tower 12/16
                              Addiscombe Road Croydon CR9 6BP (and the expression includes its successors in title)

     Subundertenant:          ADVANCED TELECOMMUNICATIONS MODULES LIMITED whose
                              -------------------------------------------
                              registered office is at Mount Pleasant, , 2 Mount
                              Pleasant Huntington Road, Cambridge CB3 0B2 (and the expression includes its successors in title)

     Guarantor:               None


     Premises:                first floor Mount Pleasant House Huntington Road
                              Cambridge more particularly described in the Lease
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     Lease:                   the Lease dated 5th September 1980 made between
                              (1) the Landlord and (2) Royal Insurance Company limited whereby the Premises were demised for the term of 25 years from 14th August 1980 as varied by a Deed of Variation dated 17th April 1991 and made between (1) the Landlord and (2) the Tenant


     Underlease Premises:     4,120 square feet a thereabouts of the Premises
                              shown edged red on the attached plan being the part of the Premises more particularly described in the Underlease

     Underlease:              the lease dated 28th June 1994 made between (1)
                              Royal insurance (U.K.) Limited and (2) Hill Samuel
                              Investment Services Group Limited whereby the
                              Underlease Premises are demised for the term of years commencing on 24th June 1993 and terminating on 11th August 2005

     Subunderlease            a lease of the whole of the Underlease Premises
                              proposed to be granted by the Undertenant to the Subundertenant for a term of years terminating on 10th August 2005 at an initial rent of forty one thousand two hundred pounds ((Pounds)41,200) per annum (exclusive a value added tax) reviewable upwards only on 14th August in each of the years
                              1995 and 2000

2.   DEFINITIONS AND INTERPRETATION
     ------------------------------

     2.1 In this deed wherever the context so admits the expressions defined in the particulars in clause 1 shall have effect

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     2.2  Where two or more persons comprise any party obligations expressed or
Implied to be made by or with such party shall be deemed to be made by or with such persons jointly and severally

     2.3 Words importing the singular meaning shall include the plural meaning and vice versa and words importing the masculine feminine and neuter genders shall Include the other or others of such genders

     2.4 Clause and paragraph headings are for convenience only and shall not affect the construction of this deed

3.   Grant of Consent
     ----------------

     In consideration of the covenants hereinafter contained the Landlord HEREBY
                                                                          ------
GRANTS to the Tenant and the Tenant HEREBY GRANTS to the Undertenant licence to
------                              -------------
the grant by the Undertenant to the Subundertenant of the Subunderlease subject as hereinafter appears

4.   UNDERTENANT'S COVENANTS
     -----------------------

The Undertenant for itself and its successors in title HEREBY COVENANTS with the
                                                       ----------------
Landlord and (as a separate covenant) with the Tenant that the Subunderlease will contain:

     4.1 such covenants and conditions as are necessary to ensure that it is consistent with the terms of the Lease and the Underlease

     4.2 an absolute covenant on the part of the Subundertenant not to assign underlet part with possession or share occupation of part only of the premises demised by the Subunderlease nor to part with possession or share occupation of the whole thereof

     4.3 a covenant on the part of the Subundertenant not without the prior written consent of the Landlord and the Tenant which consent will not be unreasonably withheld or delayed to assign or underlet the whole of the premises demised by the Subunderlease

5.   SUBUNDERTENAT'S COVENANTS
     -------------------------

The Subundertenant for itself and its successors in title HEREBY COVENANTS with
                                                          ----------------
the Landlord and (as a separate covenant) with the Tenant that as from the grant of the Subunderlease and throughout the term created thereby:

     5.1 the Subundertenant will observe and perform the covenants on the part of the tenant contained in the Lease and the Underlease (other than the covenants

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therein contained as to payment of rent service charge and insurance premium)
insofar as the same relate to the premises demised by the Subunderlease

     5.2 (without prejudice to the generality of the foregoing) the Subundertenant will not

          5.2.1 in any circumstances assign underlet part with possession or share occupation of part only of the premises demised by the Subunderlease nor part with possession or share occupation of the whole thereof or

          5.2.2 assign or underlet the whole of the premises demised by the Subunderlease without the prior written consent of the Landlord

6.   TENANT'S COVENANTS
     ------------------

     The Tenant HERERY COVENANTS with the Landlord to indemnify and keep
                ----------------
indemnified the Landlord from and against all damage loss costs claims demands and liability whatsoever suffered or incurred by the Landlord in any way whatsoever as a result of the non observance or non performance by the Undertenant of the covenants on the part of the Undertenant herein contained

7.   COSTS
     -----

     The Undertenant HERERY COVENANTS with the Landlord to pay the proper costs
                     ----------------
of the Landlord's solicitors and the Landlord's surveyor and with the Tenant to pay the proper costs of the Tenant's solicitors and the Tenant's surveyor of and in connection with the preparation and completion of this deed and the grant of the licences hereinbefore contained together with any value added tax payable in connection therewith

8.   GENERAL
     -------

     Provided always and it is hereby agreed and declared as follows:

     8.1 the condition for re-entry contained in the Lease shall be exercisable as well in the event of a breach of the covenants on the part of the Tenant or the Undertenant herein contained as on the happening of any of the events mentioned in the said condition contained in the Lease

     8.2 the condition for re-entry contained in the Underlease shall be exercisable as well in the event of a breach of the covenants on the part of the Undertenant herein contained as on the happening of any of the events mentioned in the said condition contained in the Underlease

     8.3 nothing herein contained shall release the Tenant or the Undertenant from or in any way affect the liability of the Tenant or the Undertenant under the covenants and conditions contained respectively in the Lease and the Underlease and on the part

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of the Tenant and the Undertenant respectively to be observed and performed which shall remain in full force and effect

     8.4 this licence is restricted to the grant of the Subunderlease only and nothing herein contained shall be deemed to authorise any further or other assignment underletting or parting with possession or sharing of occupation of the Premises or any part thereof and this consent shall be void and cease to have effect if the Subunderlease Is not granted within one month of the date hereof


EXECUTED (but not delivered until the date      )
--------
hereof) as a deed by the Tenant by the          )
affixing of its Common Seal in the presence     )
of:                                             )

     Director

                                                       [SEAL]

     Secretary

EXECUTED (but not delivered until the date      )
--------
hereof) as a deed by the Undertenant by the     )
affixing of its Common Seal in the presence     )
of:                                             )

     Director

                                                       [SEAL]

     Secretary

EXECUTED (but not delivered until the date      )
--------
hereof) as a deed by the Subundertenant by      )
the affixing of its Common Seal in the          )
presence of:                                    )

     Director

                                                       [SEAL]

     Secretary      /s/

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